Securities And Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2004

Lodgian, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware		52-2093696
(State or other jurisdiction of incorporation)	001-14537 (Commission File Number)	(I.R.S. Employer Identification No.)

3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices)

(404) 364-9400
(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED AUGUST 9, 2004

Item 12. Results of Operations and Financial Condition.

The information furnished in this Form 8-K and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

On August 9, 2004, Lodgian, Inc. (the “Company”) issued a press release relating to results for the second quarter and six months ended June 30, 2004. A copy of that press release is attached hereto as Exhibit 99.1

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lodgian, Inc.
By:	/s Daniel E. Ellis
Daniel E. Ellis
Senior Vice President, General Counsel and Secretary

Dated: August 9, 2004

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EXHIBIT INDEX

99.1	Press Release relating to results for the second quarter and six months ended June 30, 2004.

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